Exhibit 32.3

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) of Medical Capital Management, Inc. (the “Company”) for the quarter ended March 31, 2003, I, Joseph J. Lampariello, Secretary and Chief Operating Officer (Chief Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph J. Lampariello
Joseph J. Lampariello
Title: Secretary and Chief Operating Officer (Chief Financial Officer)

Medical Capital Management, Inc.

Date:  March 29, 2004